                                                                    EXHIBIT 4.16

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                          Effective as of June 24, 2004



         This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") among FRESH DEL MONTE PRODUCE INC., a Cayman Island company ("FRESH PRODUCE"), DEL MONTE FRESH PRODUCE N.A., INC., a Florida corporation ("FRESH N.A."), DEL MONTE FRESH PRODUCE INTERNATIONAL, INC., a Liberian corporation ("FRESH INTERNATIONAL") and FRESH DEL MONTE SHIP HOLDINGS LTD., a Cayman Island company ("SHIP HOLDINGS") (Fresh Produce, Fresh N.A., Fresh International, and Ship Holdings are referred to herein collectively as the "BORROWERS" and each individually as a "BORROWER"); the entities identified as "Guarantors" on the signature pages hereof (each a "GUARANTOR" and collectively the "GUARANTORS"); the banks and other lending institutions listed on the signature pages hereof as Lenders (the "LENDERS"); and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("RABOBANK"), as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT").


                             PRELIMINARY STATEMENTS:

         (1) The Borrowers, the Administrative Agent, and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 21, 2003, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of January 27, 2004 (as amended, restated, modified or supplemented from time to time prior to the date hereof, the "CREDIT AGREEMENT").

         (2) The Borrowers have requested that certain terms and conditions of the Credit Agreement be amended and the Administrative Agent and the Lenders have agreed to the requested amendments, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:

         SECTION 1. AMENDMENTS.

                  1.1 AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section
1.1 of the Credit Agreement, CERTAIN DEFINED TERMS, is hereby amended and modified as follows:

                  (a) The definition of "Letter of Credit Commission" is hereby amended and modified by deleting the final period of such definition and by substituting the following in lieu thereof:

                  "; PROVIDED, HOWEVER, that the Letter of Credit Commission with respect to the Rabobank Italy Letter of Credit shall be
                  (a) 0.75%, prior to and including the date that is the earlier of (i) December 31, 2004 or (ii) the date on which the purchase of assets contemplated by the Bank Guaranty is consummated, and (b) the rate otherwise applicable pursuant to this definition from and after the date determined pursuant to the immediately preceding clause (a)."

                  (b) The definition of "Letter of Credit Sublimit" is hereby amended and modified by deleting such definition in its entirety and by substituting the following in lieu thereof:

                  ""LETTER OF CREDIT SUBLIMIT" means (a) U.S.$400,000,000, prior to and including the date that is the earlier of (i) December 31, 2004 or (ii) the date on which the purchase of assets contemplated by the Bank Guaranty is consummated, (b) U.S.$100,000,000, from and after the date determined pursuant to the immediately preceding clause (a) until and including the date on which the Rabobank Italy Letter of Credit expires or is fully drawn, and (c) U.S.$25,000,000 thereafter."

                  (c) The following definitions are hereby inserted in Section
1.1 in correct alphabetical order:

                  ""BANK GUARANTY" means that certain First Demand Irrevocable Bank Guaranty dated as of June 24, 2004 issued by Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", Milan Branch."

                  ""RABOBANK ITALY LETTER OF CREDIT" means that certain Letter of Credit dated as of June 24, 2004 denominated in U.S. Dollars issued by Issuing Bank for the benefit of Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", Milan Branch."

                  1.2 AMENDMENT TO SECTION 2.1 OF THE CREDIT AGREEMENT. Section
2.1 of the Credit Agreement, EXTENSIONS OF Credit, is hereby amended and modified by deleting the second sentence of subsection 2.1(c) in its entirety and by substituting the following in lieu thereof:

                  "Each Letter of Credit shall have an expiry date which is 365 days or less immediately following the date of the issuance of such Letter of Credit (other than the Rabobank Italy Letter of Credit, which may have an expiry date on or before the Maturity Date), but in no event shall any Letter of Credit have an expiry date that occurs on a date later than the Maturity Date; PROVIDED, HOWEVER, a Borrower may request issuance or renewal of a Letter of Credit with an expiry date after the Maturity Date if, at the time of such issuance or renewal, such Borrower deposits into the L/C Cash Collateral Account an amount in immediately available funds equal to the face amount of such Letter of Credit. To the extent the Rabobank Italy Letter of Credit is outstanding on the date that is 30 days prior to the Maturity Date, Borrowers shall deposit into the L/C Cash Collateral Account an amount in immediately available funds equal to the face amount of the Rabobank Italy Letter of Credit."

         SECTION 2. COVENANT. Each Borrower hereby acknowledges and agrees that the principal amount of the Rabobank Italy Letter of Credit (as defined herein) issued under the Credit Agreement shall, at all times, equal or exceed the equivalent amount (in U.S. Dollars) of the principal amount of that certain First Demand Irrevocable Bank Guaranty (the "BANK GUARANTY") issued by an Affiliate of the Administrative Agent for the benefit of Borrowers in support of Borrowers' binding offer to purchase certain assets. In the event the face amount available to be drawn under the Rabobank Italy Letter of Credit shall ever be less than the equivalent amount in U.S. Dollars of the principal amount of the Bank Guaranty, Issuing Bank hereunder is authorized, without any action or consent on behalf of Borrowers, to amend the Rabobank Italy Letter of Credit to so increase the principal amount thereof, not to exceed the Total Commitment, to equal the principal amount of the Bank Guaranty. In the event the face amount available to be drawn under the Rabobank Italy Letter of Credit shall exceed the equivalent amount in U.S. Dollars of the principal amount of the Bank Guaranty by 5% or more (a) as of the last day of each fiscal month for the period commencing as of the effective date of this Amendment until and including December 31, 2004 or (b) as of the last day of each fiscal quarter thereafter until the Maturity Date, Issuing Bank may, at the request of Borrowers and in the exercise of Issuing Bank's reasonable discretion, amend the Rabobank Italy Letter of Credit to so decrease the principal amount thereof to equal the principal amount of the Bank Guaranty.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants as follows:

                  (a) The execution, delivery and performance by each Borrower of this Amendment and the other transactions contemplated hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Borrower's charter or bylaws;
(ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and any similar statute), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award; (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Borrower, any of its Subsidiaries or any of their properties; or (iv) except for the Liens created under the Security Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Borrower or any of its Subsidiaries.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Borrower of this Amendment and each other Loan Document contemplated hereby to which it is or is to be a party, or for the consummation of the transactions contemplated hereby.

                  (c) This Amendment and each other document required to be delivered by a Borrower hereunder have been duly executed and delivered by each Borrower thereto, and constitute the legal, valid and binding obligation of each Borrower thereto, enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

                  (d) The representations and warranties contained in Article 4 of the Credit Agreement, and in each of the Loan Documents, are correct in all material respects on and as of the date hereof as though made on and as of such date, other than any such representations and warranties that, by their terms, expressly refer to an earlier date.

                  (e) No event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective as of the date first set forth above when the Administrative Agent shall have received, in form and substance satisfactory to it:

                  (a) This Amendment, duly executed by the Borrowers, the Guarantors, the Administrative Agent, the Issuing Bank and each of the Lenders; and

                  (b) Such other documents, instruments, and information executed and/or delivered by the Borrowers as the Administrative Agent may reasonably request.

         SECTION 5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

                  (a) Upon the effectiveness of this Amendment as set forth in
Section 4 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

         SECTION 6. COSTS, EXPENSES AND TAXES. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto). In addition, the Borrowers agree, jointly and severally, to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save the Administrative Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION 7. AFFIRMATION OF GUARANTY. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under its Guaranty Agreement remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under its Guaranty Agreement.

         SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 9. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 10. FINAL AGREEMENT. This Amendment represents the final agreement between the Borrowers, the Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. The Amendment shall constitute a Loan Document for all purposes.



                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

BORROWERS:                           FRESH DEL MONTE PRODUCE INC.

                                     By:
                                        ----------------------------------------

                                     Title:
                                            ------------------------------------


                                     DEL MONTE FRESH PRODUCE N.A., INC.

                                     By:
                                        ----------------------------------------

                                     Title:
                                            ------------------------------------


                                     DEL MONTE FRESH PRODUCE INTERNATIONAL, INC.

                                     By:
                                        ----------------------------------------

                                     Title:
                                            ------------------------------------


                                     FRESH DEL MONTE SHIP HOLDINGS LTD.

                                     By:
                                        ----------------------------------------

                                     Title:
                                            ------------------------------------


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]



                      SECOND AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:                                 DEL MONTE FRESH PRODUCE COMPANY

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            DEL MONTE FRESH PRODUCE
                                            (SOUTHWEST), INC.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            DEL MONTE FRESH PRODUCE (FLORIDA),
                                            INC.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            FRESH DEL MONTE PRODUCE (CANADA),
                                            INC.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            DEL MONTE FRESH PRODUCE
                                            (SOUTHEAST), INC.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]





                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                     DEL MONTE FRESH PRODUCE (WEST
                                     COAST), INC.

                                     By:
                                        ----------------------------------------

                                     Title:
                                            ------------------------------------



                                     DEL MONTE FRESH PRODUCE (TEXAS), INC.

                                     By:
                                        ----------------------------------------

                                     Title:
                                            ------------------------------------



                                     STANDARD FRUIT AND VEGETABLE OF
                                     ARIZONA, INC.

                                     By:
                                        ----------------------------------------

                                     Title:
                                            ------------------------------------

                                     SFV-AZ, LLC

                                     By:
                                        ----------------------------------------

                                     Title:
                                            ------------------------------------



                                     SFV GEORGIA, INC.

                                     By:
                                        ----------------------------------------

                                     Title:
                                            ------------------------------------

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]


                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                            STANDARD FRUIT AND VEGETABLE OF
                                            KANSAS CITY, INC.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            DEL MONTE FRESH PRODUCE (UK) LTD.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            DEL MONTE FRESH PACKAGED PRODUCE
                                            (UK) LTD.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            GLOBAL REEFER CARRIERS, LTD.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            FDM HOLDINGS LIMITED

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]


                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                            DEL MONTE B.V.I. LIMITED

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            CORPORATION DE DESARROLLO AGRICOLA
                                            DEL MONTE S.A.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            COMPANIA DE DESARROLLO BANANERO
                                            DE GUATEMALA S.A.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            DEL MONTE FRESH PRODUCE (ASIA-
                                            PACIFIC) LIMITED

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            DEL MONTE FRESH PRODUCE B.V.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]



                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                            FRESH DEL MONTE PRODUCE N.V.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            WAFER LIMITED

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            FRESH DEL MONTE JAPAN COMPANY LTD.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                                            DEL MONTE FRESH PRODUCE (CHILE) S.A.

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]


                      SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT,        COOPERATIEVE CENTRALE RAIFFEISEN-
ISSUING BANKS AND            BOERENLEENBANK B.A., "Rabobank
LENDERS:                     Nederland", New York Branch, as Administrative
                             Agent, Issuing Bank and a Lender


                             By:
                                ------------------------------------------------

                             Title:
                                    --------------------------------------------

                             By:
                                ------------------------------------------------

                             Title:
                                    --------------------------------------------


                             HARRIS TRUST AND SAVINGS BANK, as a Lender

                             By:
                                ------------------------------------------------

                             Title:
                                    --------------------------------------------


                             ING CAPITAL LLC, as a Lender

                             By:
                                ------------------------------------------------

                             Title:
                                    --------------------------------------------


                             AGFIRST FARM CREDIT BANK, as a Lender

                             By:
                                ------------------------------------------------

                             Title:
                                    --------------------------------------------


                             FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender

                             By:
                                ------------------------------------------------

                             Title:
                                    --------------------------------------------


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]


                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                            FARM CREDIT SERVICES OF MID-AMERICA,
                                            PCA, as a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------


                                            FARM CREDIT WEST, PCA, as a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------


                                            FARM CREDIT SERVICES OF MINNESOTA
                                            VALLEY, PCA, d/b/a FCS COMMERCIAL
                                            FINANCE GROUP, as a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------


                                            SUNTRUST BANK, as a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------


                                            U.S. BANK NATIONAL ASSOCIATION, as
                                            a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]


                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                            WACHOVIA BANK, NATIONAL
                                            ASSOCIATION, as a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------


                                            1ST FARM CREDIT SERVICES, PCA, as
                                            a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------


                                            UNION BANK OF CALIFORNIA, N.A., as
                                            a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------


                                            GREENSTONE FARM CREDIT SERVICES,
                                            ACA/FLCA, as a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------


                                            COBANK, ACB, as a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]



                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                            U.S. AGBANK, FCB f/k/a FARM CREDIT
                                            BANK OF WICHITA, as a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------


                                            NORDEA BANK FINLAND PLC, NEW YORK
                                            BRANCH, as a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------


                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------


                                            BANK of AMERICA, as a Lender

                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------



                      SECOND AMENDMENT TO CREDIT AGREEMENT